Global Science. One Purpose. Corporate Presentation September 2025 Exhibit 99.1

Forward Looking Statement This presentation (the “Presentation”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Vor Biopharma Inc. (“Vor,” “Vor Bio” or the “Company”). The words “aim,” “anticipate,” “believe,” “can,” “could,” “design,” “enable” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “project,” “should,” “target,” “towards,” “will,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this Presentation include those regarding Vor Bio's plans for development and commercialization of telitacicept, the potential of telitacicept in various indications including generalized myasthenia gravis (gMG) and primary Sjögren's disease, the potential of telitacicept to be a best- and first-in-class BAFF/APRIL inhibitor globally in gMG, the potential best-in-disease profile of telitacicept in primary Sjögren's disease, the availability of data from clinical trials including those conducted by third parties, the expected safety profile of telitacicept, the market opportunities for telitacicept, the addressable patient populations in the indications Vor Bio intends to treat, telitacicept's therapeutic potential, Vor Bio's cash runway and other statements that are not historical fact. Vor Bio may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various factors, including: uncertainties inherent in the initiation, completion of, and availability and timing of results from, preclinical studies and clinical trials; whether preclinical data or interim results from a clinical trial will be predictive of the final results of the trial or the results of future trials; the uncertainty of regulatory approvals to conduct trials or to market products; Vor Bio's reliance on third parties over which it may not always have full control; and the availability of funding sufficient for Vor Bio's foreseeable and unforeseeable operating expenses and capital expenditure requirements. These and other risks are described in greater detail under the caption “Risk Factors” included in Vor Bio's most recent annual or quarterly report and in other reports it has filed or may file with the Securities and Exchange Commission. Any forward-looking statements contained in this Presentation speak only as of the date of this Presentation, and Vor Bio expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise, except as may be required by law.   Certain information contained in this Presentation relates to or is based on studies, publications, surveys and other data obtained from third party sources and Vor Bio's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this Presentation, the Company has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third party sources. In addition, there can be no guarantee as to the accuracy or reliability of any assumptions or limitations that may be included in such third-party information. While the Company believes its own internal research is reliable, such research has not been verified by any independent source. All brand names or trademarks appearing in this Presentation are the property of their respective owners.

China Is Now the Epicenter of Drug Innovation 50%+ of new global molecules originate in China Out-licensing deals are surging ($58B+ in 2025) ICH, International Council for Harmonization of Technical Requirements for Pharmaceuticals for Human Use; Source: Bloomberg and Bernstein analysis; 1. Bloomberg, SMMT:NASDAQ 2. BioNTech and BMS release The Next Breakthrough Wave Is Coming From China Validation in China is Globally Credible Strong data across biotech sector Faster, larger trials with strong signals NMPA aligned with ICH standards Western Deals Unlock Massive Value Summit/Akeso1: $17B+ market cap gain Biotheus – BioNTech – BMS2: $1B to $11B+ Proven model: China assets scale globally

01 The Medicine Meets the Moment 02 03 04 Telitacicept Dual BAFF/APRIL Inhibitor Optimal approach for B cell driven autoimmune diseases Addresses upstream and downstream signaling Myasthenia Gravis The Beachhead Indication Best-in-disease foundation from China Phase 3 clinical study Market shifting from symptom control to disease modification Significant Expansion Opportunities Blockbuster potential in multiple autoimmune indications Sjögren’s Disease: The next multi-billion-dollar opportunity World Class Management Team Domain experts in autoimmune diseases, clinical development, and commercialization

Telitacicept Leads the BAFF/APRIL Field with Broad Approval Momentum

Strong cash position of $190M with runway into 1Q27 covers critical milestones*

Indications	Preclinical / Phase 1 / Phase 2 / Phase 3 / Marketing Approval	Milestones
Systemic Lupus Erythematosus (SLE)	China Marketed	
Rheumatoid Arthritis (RA)	China Marketed	
Myasthenia Gravis (MG)	China Marketed	OLE 48-wk Data – AANEM (10.29.25)
	Phase 3	Topline Global Data 1H27
IgA Nephropathy (IgAN)	BLA Submitted ★	Dataset at Upcoming Medical Meeting
Primary Sjögren's Disease (pSD)	BLA Submitted ★	Dataset at Upcoming Medical Meeting
	Phase 3 Ready	FDA Cleared Global Phase 3
Neuromyelitis Optica Spectrum Disorder (NMSOD)	Phase 3	
Lupus Nephritis (LN)	Phase 2	
Membranous Nephritis (MN) and Other Indications	Phase 2	

Vor – Global Trial (purple bars: MG Phase 3; pSD Phase 3 Ready) · RemeGen – China Trial (black bars: all other rows) · ★ Primary Endpoint Achieved

*cash and cash equivalents as of June 30,2025

5

Disease Modification Through Upstream and Downstream Control

Dual BAFF/APRIL blockade stops B cell survival and plasma cell antibody production



BAFF

Upstream

Drives B cell development and survival

Promotes proliferation of mature B cells



APRIL

Upstream + Downstream

Sustains long-lived plasma cells in bone marrow

Supports pathogenic Ab production

Drives Ig isotype class switching



Telitacicept
TACI-Fc fusion protein:
dual inhibition of BAFF/APRIL
BAFF
APRIL
BAFF-R
TACI
BCMA
B cell survival
maturation
B cell differentiation
Isotype-switching
Plasma cell survival
Anti-inflammation
B-cell function



Telitacicept

Upstream + Downstream

Dual blockade of BAFF/APRIL

Normalization of B cell function

Cuts off plasma cell persistence + Ab production

Restores immune balance

Ab, antibody

6

doi.org/10.3390/cancers12041045

Commercial Approvals †Conditional Approval, Full Approval in 2023; *Accelerated Approval in China; Est., estimated Unprecedented Efficacy in China Across Autoimmune Diseases BLA Submissions Best-In-Disease in China 3 2 3 2021 - Systemic Lupus Erythematosus (SLE)† 2024 - Rheumatoid Arthritis (RA) 2025 - Myasthenia Gravis (MG) Est. 2026 - Primary Sjögrens Disease (pSD) Est. 2026 - IgA Nephropathy (IgAN)* Validated Commercial Therapy in China Across Diverse Autoimmune Diseases Poised to Further Expand Telitacicept Footprint in Large, Underserved Diseases in China Unique Dual BAFF/APRIL Inhibition Drives Superior Clinical Benefit Systemic Lupus Erythematosus Myasthenia Gravis Primary Sjögrens Disease

*From pooled safety analysis across all telitacicept trials. AEs, adverse events; SAEs, serious adverse events. Favorable Safety At Scale Favorable and Predictable Safety Profile Observed Among ~1,800* Patients Studied in Clinical Trials No Burdensome Vaccination Requirements No Signature B Cell Depletion Associated SAEs Mild to Moderate AEs Placebo (n=527) Telitacicept (n=1211) Blood IgM decreased 2 6 Blood IgG decreased 1 5 Cough 3 5 Diarrhea 5 5 Urinary tract infection 9 10 Injection site reaction 2 17 Upper respiratory tract infection 30 35 >70,000 Patients Treated Commercially in China Frequency (%) of safety events reported in clinical trials

A Pipeline of Autoantibody-Driven Diseases & Blockbuster Opportunities ANCA-AAV, ANCA-associated Vasculitis; ITP, Immune Thrombocytopenic Purpura; CIDP, Chronic Inflammatory Demyelinating Polyradiculoneuropathy; NMOSD, Neuromyelitis Optica Spectrum Disorder; IgG4-RD, IgG4-related disease. Telitacicept can potentially address more than 1 million patients1 in the US alone CIDP 30,000 Sjögren’s Disease 290,000 ANCA-AAV 140,000 SLE 240,000 Myasthenia Gravis 90,000 NMOSD 25,000 ITP 65,000 Bullous Pemphigoid 40,000 Membraneous Nephropathy 70,000 IgG4-RD 20,000 Lupus Nephritis 105,000 1. Vor metanalysis and estimates

Myasthenia Gravis Moving Beyond IgG Therapies

A Large and Growing Global Opportunity in Myasthenia Gravis

~260,000 diagnosed MG patients across key markets[1]

Significant Burden

- A large, diagnosed patient population across key markets establishes a substantial initial opportunity

Favorable Growth Drivers

- Prevalence is growing due to increased awareness, improved diagnostics, and an aging population


~140k EU prevalence
~220k China prevalence
~90k US prevalence
~29k Japan prevalence

1. Vor metanalysis and estimates; excludes Chinese market

MG, myasthenia gravis

11

MG Market Rapidly Expanding But Lacks Disease-Modifying Treatments

High growth market with underserved patient segments

gMG US Biologic Sales

~90,000
Diagnosed MG patients in the US

62%
CAGR increase since 2018

60%
Potential expansion of branded medicines in eligible gMG patients


~$10.7B[1]
Projected Market Size (2030)
~$3.7B[1]
2018
2019
2020
2021
2022
2023
2024
2030

MG, myasthenia gravis; gMG: generalized myasthenia gravis; 1. EvaluatePharma and Global Data sales and consensus

12

Current Myasthenia Gravis Therapies Target Symptoms, Not Disease

Even with the availability of biologics, unmet need for new therapies remain

Biologic use rising (~35% of gMG patients[1]) with choices driven by efficacy, convenience, phenotype, and coverage

FcRn inhibitors dominate but ~20-50% of patients experience insufficient treatment responses[2]

Complement inhibitors limited by safety, black box warning, and vaccination requirements[3]

B cell depleting and cell therapies face challenges with efficacy, safety, and logistical limits despite disease-modifying potential[4]



AChR+ MG
MuSK+ MG
AChEi
Steroids ± RTX
Steroids ISx
RTX
FcRn Antagonists
C5 Inhibitors, IVIG, PLEX
IVIG, PLEX

1. Wedbush Neurologist Surveys
2. doi: 10.1136/jnnp-2024-334404
3. ULTOMIRIS, SOLIRIS label
4. doi: 10.1007/s40259-020-00443-w

AChEI, acetylcholinesterase inhibitors; AChR, acetylcholine receptor; FcRn, neonatal Fc receptor; IVIG, intravenous immune globulin; MuSK, muscle-specific tyrosine kinase; PLEX, plasma exchange; RTX, rituximab; ISx, immunosuppressants.

13

Phase 3 Trial in Generalized Myasthenia Gravis Completed in China MG-ADL; Myasthenia Gravis Activities of Daily Living; QMG, Quantitative Myasthenia Gravis; QW, per week. ClinicalTrials.gov. NCT05737160. Updated May 5, 2025. Accessed August 19, 2025. https://clinicaltrials.gov/study/NCT05737160 Best-in-disease profile in China; randomized, double-blind, placebo-controlled study gMG R 1:1 114 Adults With gMG Double-Blind Treatment Period (24 Weeks) Open-Label Extension Period (24 Weeks) Telitacicept (240mg QW) Placebo Telitacicept (240mg QW) Primary Endpoint Change from baseline in MG-ADL at 24 weeks Secondary Endpoints Change from baseline in MG-ADL at 12, 36, and 48 weeks Change from baseline in QMG at 12, 24, 36, and 48 weeks Number of patients with ≥3 point decrease in MG-ADL, ≥5 point decrease in QMG at 24 and 48 weeks RemeGen-sponsored trial

gMG

Well Balanced Baseline Characteristics

Consistent with recent global Phase 3 populations


Screening (n=148)
Randomized (n=114)
Received Double-Blind Treatment (n=114)
Telitacicept (n=57)
Placebo (n=57)
Completed Treatment (n=54)
Completed Study (n=54)
Completed Treatment (n=50)
Completed Study (n=52)
RS (n=57)
EP (n=57)
SS (n=57)
RS (n=57)
EP (n=57)
SS (n=57)
Discontinued Treatment (n=3)
Discontinued Study (n=3)
Discontinued Treatment (n=7)
Discontinued Study (n=5)

	Telitacicept (N=57)	Placebo (N=57)
Age (yr), mean ± SD	49.1 ± 14.69	49.6 ± 15.03
Sex		
Male, n (%)	30 (52.6)	21 (36.8)
Female, n (%)	27 (47.4)	36 (63.2)
Disease duration (month), mean± SD	83.09 ± 84.507	76.05 ± 87.817
MGFA classification		
Class IIa, n (%)	3 (5.3)	12 (21.1)
Class IIb, n (%)	14 (24.6)	9 (15.8)
Class IIIa, n (%)	25 (43.9)	23 (40.4)
Class IIIb, n (%)	11 (19.3)	12 (21.1)
Class IVa, n (%)	4 (7.0)	1 (1.8)
Baseline MG-ADL score, mean ± SD	10.0 ± 2.60	9.9 ± 2.62
Baseline QMG score, mean ± SD	17.9 ± 3.43	18.8 ± 3.65
Antibody-positive at screening		
AChR, n (%)	55 (96.5)	55 (96.5)
MuSK, n (%)	2 (3.6)	2 (3.5)
Standard-of-care therapy		
Anticholinesterase inhibitors, n (%)	53 (93.0)	52 (91.2)
Steroids, n (%)	36 (63.2)	34 (59.6)
Immunosuppressants, n (%)	34 (59.6)	34 (59.6)

AE, adverse event; AChR, acetylcholine receptor; EP, efficacy population; MG-ADL, Myasthenia Gravis-Activities of Daily Living; MGFA, Myasthenia Gravis Foundation of America; MuSK, muscle-specific tyrosine kinase; QMG, Quantitative Myasthenia Gravis; SD, standard deviation; RS, randomized set; SS, safety set

RemeGen-sponsored trial

15

MG-ADL Responders - Primary Endpoint Met MG-ADL, Myasthenia Gravis-Activities of Daily Living; MMRM, mixed models for repeated measures. Statistically significant and clinically meaningful improvement in activities of daily living -4.8 -5.74 -0.91 Change from Baseline in MG-ADL at Week 24 points Placebo-adjusted decrease in MG-ADL: The primary estimate was analyzed using MMRM. Intercurrent event was predefined, Missing data was imputed. gMG RemeGen-sponsored trial

QMG Responders - Secondary Endpoint Met QMG, Quantitative Myasthenia Gravis; MMRM, mixed models for repeated measures. Statistically significant and clinically meaningful improvement in physician-assessed measure of muscle strength -6.4 -8.66 -2.27 Change from Baseline in QMG at Week 24 points Placebo-adjusted decrease in QMG: The data was analyzed using MMRM. Missing data was imputed, and as observed (AO) analysis was performed. gMG RemeGen-sponsored trial

Telitacicept: Potential Best-In-Disease Efficacy Globally Statistically significant and clinically meaningful improvement in MG-ADL score -4.8 FcRn Inhibitors Complement Inhibitors Anti-CD19 mAb PBO-adjusted LSM MG-ADL Change from Baseline gMG RemeGen-sponsored trial MG-ADL, Myasthenia Gravis-Activities of Daily Living; MMRM, mixed models for repeated measures. Based on historical clinical data; not a head-to-head trial Efgartigimod - ADAPT; Nipocalimab - Vivacity-MG3; Rozanolixizumab – MycarinG; Ravulizumab – CHAMPION-MG; Eculizumab – REGAIN; Zilucoplan – RAISE; Inebilizumab - MINT

Telitacicept Significantly Improved MG-ADL and QMG Scores gMG †Missing data imputed as non-response. MG-ADL, Myasthenia Gravis - Activities of Daily Living; QMG, Quantitative Myasthenia Gravis. Mean Change in QMG Score† -8.66 -2.27 Mean Change in MG-ADL Score† -5.74 -0.91 Proportion of patients with a ≥3 point reduction in MG-ADL score from baseline over time 12.0% 98.1% Proportion of patients with a ≥5 point reduction in QMG score from baseline over time 16.0% 87.0% RemeGen-sponsored trial

Telitacicept Provides Sustained Disease Modification While FcRn Inhibitors Require Repeat Cycles †Missing data imputed as non-response. MG-ADL, Myasthenia Gravis - Activities of Daily Living REMEGEN Phase 3 China Trial -5.74 -0.91 Argenx Phase 3 Adapt Trial Cross trial comparison = Mean Change in Total MG-ADL From Cycle 1 Baseline Over Time in AChR-Ab Positive Patients (mITT Analysis Set) Mean Change in MG-ADL Score† RemeGen-sponsored trial Based on historical clinical data; not a head-to-head trial

Consistent Reduction in IgG, IgA, IgM, and B Cells gMG IgG -32.89% 0.69% IgA -59.57% 0.00% IGM -68.93% 0.53% B cell -24.37% 2.61% RemeGen-sponsored trial

Favorable Safety Profile AE, adverse event; pSD, primary Sjogren’s disease; SLE, systemic lupus erythematosus; RA, rheumatoid arthritis; IgAN, IgA nephropathy Consistent with data from clinical trials in SLE, RA, pSD, and IgAN, and post-marketing data gMG Telitacicept Placebo (n=57) (n=57) n (%) Events n (%) Events Infection-Associated AEs in >5% of patients Infections and infestations 26 (45.6) 46 34 (59.6) 50 Upper respiratory tract infection 12 (21.1) 17 20 (35.1) 24 Urinary tract infection 9 (15.8) 11 6 (10.5) 6 Pneumonia 1 (1.8) 1 6 (10.5) 6 Respiratory tract infection 1 (1.8) 1 2 (3.5) 2 Influenza 0 (0) 0 3 (5.3) 3 Number of Serious AEs 4 (7.0) 4 6 (10.5) 7 Pneumonia 1 (1.8) 1 4 (7.0) 4 COVID-19 pneumonia 1 (1.8) 1 0 (0) 0 Influenza 0 (0) 0 1 (1.8) 1 Upper respiratory tract infection 0 (0) 0 1 (1.8) 1 Open fracture 0 (0) 0 1 (1.8) 1 Pneumonitis 1 (1.8) 1 0 (0) 0 Accidental death 1 (1.8) 1 0 (0) 0 RemeGen-sponsored trial

Telitacicept Targets What Matters and Preserves What Protects MoA, mechanism of action; MG-ADL, myasthenia gravis-activities of daily living; QMG, quantitative myasthenia gravis; PBO, placebo A balanced IgG and B cell reduction allows for superior outcomes MoA TACI-Fc Anti-FcRn Anti-CD19 IgG Reduction 25-35% 60-65% N/A CD19+ B cell reduction 20-40% NA 100% ΔMG-ADL vs. PBO -4.8 -2.8 -1.9 ΔQMG vs. PBO -6.4 -5.2 -2.5 Data readout Week 24 Week 4 Week 24 Tai’ Ai泰爱 ® Telitacicept Based on historical clinical data; not a head-to-head trial 1. Argenx Phase 3 ADAPT Trial 2. Amgen Phase 3 MINT Trial gMG RemeGen-sponsored trial

gMG

Global Phase 3 in Generalized Myasthenia Gravis

Potential best- and first-in-class BAFF/APRIL inhibitor; randomized, double-blind, placebo-controlled study


Double Blind Treatment Period
(24 Weeks)
Open-Label Extension Period
(48 Weeks)
~180*
Adults
With gMG
R
1:1
Telitacicept
(240mg QW)
Placebo
Telitacicept
(240mg QW)
8-week
follow-up†

Primary Endpoint

- Change from baseline in MG-related ADL at week 24

Secondary Endpoints

- Change from baseline in QMG and MG-QOL15r at week 24
- Number of patients with a ≥2 point decrease in MG-ADL at week 24
- Number of patients with ≥3 point decrease in QMG at week 24

MG-ADL, Myasthenia Gravis-Activities of Daily Living; QMG, Quantitative Myasthenia Gravis; QW, per week. *Estimated. †For patients who discontinue treatment before the open-label extension (OLE) period, end of treatment (EOT) and end of study (EOS) time points are at 24 and 32 weeks respectively. For those continuing with the OLE, EOT and EOS time points are at 72 and 80 weeks respectively. ClinicalTrials.gov. NCT05737160. Updated May 5, 2025. Accessed August 19, 2025. https://clinicaltrials.gov/study/NCT05737160

24

Sjögren's Disease Moving Beyond Symptom Management

Sjögren's: A Large, Vastly Underserved Autoimmune Disease

Targeting ~100,000[1] addressable patient US opportunity with a potential best-in-disease profile

1. **Symptom-Directed**
   Local/topical therapies for dryness

2. **Mild-to-Moderate (No Major Organ Involvement)**
   DMARDs (hydroxychloroquine, methotrexate)

3. **Moderate Disease (ESSDAI ≥5, Non–Life Threatening)**
   Immunosuppressants (Methotrexate, azathioprine, or cyclosporine)

4. **Severe Disease (Major Organ Involvement)**
   High potency immunosuppressants, biologics



Fatigue, difficulty concentrating
Dry eyes
Difficult swallowing, dry mouth, swollen glands
Interstitial pneumonia
Polyarthritis
Nephritis
Cholangitis
Secondary Raynaud phenomenon
Small vessel vasculitis, purpura
Peripheral neuropathy

1. Vor metanalysis and estimates

DMARDs, disease-modifying anti-rheumatic drugs; ESSDAI, EULAR Sjögren's syndrome disease activity index

26

Sjögren's: One of the Most Common Systemic Autoimmune Diseases Globally

~870,000 diagnosed Sjögren's patients across key markets[1]

Favorable Growth Drivers
- Rising diagnosis rates from better awareness and testing

Underpenetrated Market
- No approved disease-modifying systemic therapies
- Patients managed with symptomatic treatments


~450k EU prevalence
~1.2M China prevalence
~290k US prevalence
~130k Japan prevalence

1. Vor metanalysis and estimates; excludes Chinese market

27

pSD

Phase 2 Trial in Primary Sjögren's Disease Completed in China

Potential best-in-disease profile in China; randomized, double-blind, placebo-controlled study

42 Adults With pSD

R 1:1:1

Double-Blind Treatment Period (24 Weeks)

- Telitacicept (160mg QW)
- Telitacicept (240mg QW)
- Placebo

Primary Endpoint

- Change from baseline in ESSDAI at 24 weeks

Secondary Endpoints

- Change from baseline in ESSDAI at 12 weeks
- Changes from baseline in ESSPRI, PGA, PaGA, SF-36 and MFI-20 at 12 and 24 weeks

ESSDAI, EULAR Sjögren's syndrome disease activity index; ESSPRI, EULAR Sjögren's Syndrome Patient Reported Index; MFI, multidimensional fatigue inventory; MFI-20, multidimensional fatigue inventory; PGA, physician's global assessment; PaGA, patient's global assessment; SF-36, 36-item short-form; pSD, primary Sjögren's disease; QW, per week.

RemeGen-sponsored trial

28

pSD

Well Balanced Baseline Characteristics


Screening (n=57)
Randomized (n=42)
Received Double-Blind Treatment (n=42)
Placebo (n=14)
Telitacicept 160mg (n=14)
Telitacicept 240mg (n=14)
Completed Study (n=10)
Completed Study (n=12)
Completed Study (n=8)
FAS (n=14) PPS* (n=10) SS (n=14)
FAS (n=14) PPS* (n=12) SS (n=14)
FAS (n=14) PPS* (n=8) SS (n=14)
Withdrawn (n=4) pSS Deterioration (n=1) Withdrawal By Subject (n=3)
Withdrawn (n=2) Adverse Event (n=1) Withdrawal By Subject (n=1)
Withdrawn (n=6) Adverse Event (n=3) Withdrawal By Subject (n=2) Lack of Efficacy (n=1)

	Placebo (N=57)	Telitacicept 160mg (N=57)	Telitacicept 240mg (N=57)
Female, n(%)	13 (92.9%)	13 (92.9%)	14 (100.0%)
Age (years), mean (SD)	48.7 (13.5)	47.4 (12.4)	52.1 (11.8)
BMI (kg/m^2), mean (SD)	23.2 (2.4)	21.9 (2.3)	22.9 (2.6)
Disease duration (month), mean (SD)	31.8 (51.1)	39.1 (68.2)	32.1 (48.8)
ESSDAI, mean (SD)	9.9 (7.0)	7.3 (2.6)	8.9 (4.7)
ESSPRI, mean (SD)	5.2 (1.8)	4.8 (2.2)	5.1 (2.3)
MFI-20, mean (SD)	50.7 (16.1)	58.9 (10.1)	59.6 (16.6)
Unstimulated salivary flow rate (g/min), mean (SD)	0.03 (0.05)	0.09 (0.10)	0.08 (0.10)
Schirmer test (left eye, mm), mean (SD)	4.1 (3.4)	4.2 (2.2)	3.5 (4.0)
Schirmer test (right eye, mm), mean (SD)	3.4 (2.5)	4.1 (2.9)	4.6 (4.5)
IgG (g/L), mean (SD)	16.3 (4.6)	19.6 (6.1)	15.9 (4.4)
IgA (g/L), mean (SD)	3.5 (1.6)	3.0 (1.2)	3.5 (1.5)
IgM (g/L), mean (SD)	1.3 (0.7)	1.2 (0.4)	1.0 (0.4)
CD19$^+$ B cell (/ul) mean (SD)	193.7 (112.5)	157.8 (83.2)	189.0 (106.5)
Baseline medication use, n(%) Hydroxychloroquine sulfate	7 (50.0%)	8 (57.1%)	7 (50.0%)

ESSDAI, EULAR Sjögren's syndrome disease activity index; ESSPRI, EULAR Sjögren's Syndrome Patient Reported Index; MFI, multidimensional fatigue inventory; MFI-20, multidimensional fatigue inventory; FAS, full analysis set; PPS, per-protocol set; SS, safety set; SD, standard deviation; *Efficacy analyses of the ESSDAI change from baseline were based on the FAS and PPS. Other efficacy analyses were only performed based on the FAS

RemeGen-sponsored trial

29

-3.8 +0.5 ESSDAI Responders - Primary Endpoint Met ESSDAI, EULAR Sjögren’s syndrome disease activity index Statistically significant and clinically meaningful improvement in ESSDAI at week 24 -4.3 Change from Baseline in ESSDAI at Week 24 points Placebo-adjusted decrease in ESSDAI: pSD -2.3 Xu D, et al. Rheumatology. 2024;63:698-705. RemeGen-sponsored trial

Telitacicept: Potential Best-In-Disease Efficacy Globally Statistically significant and clinically meaningful improvement in activities of daily living -4.3 FcRn Inhibitors Anti-BAFF-R mAb CD40L Antagonist PBO-adjusted LSM MG-ADL Change from Baseline pSD Efgartigimod - RHO; Nipocalimab - Bowman 2022, Lancet; Ianalumab - St. Clair 2024, Nature; Dazodalibep - Xu 2024 Rheumatology ESSDAI, EULAR Sjögren’s syndrome disease activity index; mAb, monoclonal antibody n=54 n=23 n=47 n=36 n=14 RemeGen-sponsored trial Based on historical clinical data; not a head-to-head trial

Consistent Reduction in IgG, IgA, IgM, and B Cells pSD IgG IgA IGM B cell RemeGen-sponsored trial

pSD

Favorable Safety Profile

Consistent with data from clinical trials in SLE, RA, gMG, and IgAN, and post-marketing data

	Placebo (N=14)	Telitacicept 160 mg (N=14)	Telitacicept 240 mg (N=14)
TEAE, n(%)	13(92.9%)	12(85.7%)	14(100.0%)
Drug-related TEAEs, n(%)	9(64.3%)	9(64.3%)	14(100.0%)
TEAE leading to discontinuation, n(%)	1(7.1%)	1(7.1%)	3(21.4%)
SAE, n(%)	1(7.1%)	0(0)	0(0)
Drug-related SAEs, n(%)	1(7.1%)	0(0)	0(0)
Death, n(%)	0(0)	0(0)	0(0)
Infections and infestations† (SOC), n(%)	8(57.1%)	9(64.3%)	5(35.7%)
Upper respiratory tract infections, n(%)	7(50.0%)	6(42.9%)	4(28.6%)
Urinary tract infection, n(%)	1(7.1%)	2(14.3%)	0(0)
Nasopharyngitis, n(%)	2(14.3%)	0(0)	0(0)

† AEs occurring in ≥ 2 subjects in any treatment group were listed.
TEAE, treatment-emergent adverse event.

AE, adverse event; pSD, primary Sjogren's disease; SLE, systemic lupus erythematosus; RA, rheumatoid arthritis; IgAN, IgA nephropathy

33

RemeGen-sponsored trial

pSD

Phase 3 Trial in Primary Sjögren's Disease Completed in China

Potential best-in-disease profile in China; randomized, double-blind, placebo-controlled study


380*
Adults With pSD
R 1:1:1
Double-Blind Treatment Period
(24 Weeks)
Telitacicept (80mg QW)
Telitacicept (160mg QW)
Placebo
R 1:1
Double-Blind Treatment Period
(24 Weeks)
Telitacicept (80mg QW)
Telitacicept (160mg QW)

Primary Endpoint

- Change from baseline in ESSDAI at 24 weeks

Secondary Endpoints

- Change from baseline in ESSDAI at 12 weeks
- Changes from baseline in ESSPRI, PGA, PaGA, SF-36 and MFI-20 at 12 and 24 weeks

*Estimated. ESSDAI, EULAR Sjögren's syndrome disease activity index; ESSPRI, EULAR Sjögren's Syndrome Patient Reported Index; MFI, multidimensional fatigue inventory; MFI-20, multidimensional fatigue inventory; PGA, physician's global assessment; PaGA, patient's global assessment; SF-36, 36-item short-form; pSD, primary Sjögren's disease; QW, per week.

RemeGen-sponsored trial

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2025 90k US patients Myasthenia Gravis 2026 380k US patients Myasthenia Gravis Primary Sjögren's Disease 2027+ 1M+ US patients Myasthenia Gravis Sjögren's Disease Systemic Lupus Erythematosus ANCA-associated Vasculitis Membraneous Nephropathy Immune Thrombocytopenic Purpura Bullous Pemphigoid Chronic Inflammatory Demyelinating Polyradiculoneuropathy Neuromyelitis Optica Spectrum Disorder IgG4-Related Disease Significant Near-Term Expansion Opportunities 1. Vor metanalysis and estimates

gMG pSD Validating Biomarker Data Established Dose China Phase 3 Completed China Regulatory Status Global Phase 3 Enrolling Phase 3 Ready Launched BLA to be Submitted A Validated Therapy Poised For Rapid Global Expansion

Three Phase 3 China Readouts in Large Indications Before Year-End

Each positive readout strengthens the pathway to global commercialization*

Myasthenia Gravis China Phase 3 Trial	Sjögren's Disease China Phase 3 Trial	IgAN China Phase 3 Trial
PRIMARY ENDPOINT ACHIEVED	**PRIMARY ENDPOINT ACHIEVED**	**PRIMARY ENDPOINT ACHIEVED**
Data: n=114, OLE 48-weeks	**Data**: n=380, double-blind 48-weeks	**Data**: n=318, double-blind 39-weeks
Readthrough • Long-term efficacy could further strengthen market position • High potential to disrupt global/US markets	**Readthrough** • Large strategic growth opportunity with unmet medical need • Highly differentiated MOA and efficacy profile in Phase 2	**Readthrough** • Validation of Chinese data vs global competitor studies • Not a prioritized indication for Vor

*Timing of readouts based on Remegen public statements; PBO, placebo; OLE, open-label extension; MG, myasthenia Gravis

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Telitacicept Leads the BAFF/APRIL Field with Broad Approval Momentum

Strong cash position of $190M with runway into 1Q27 covers critical milestones*

Indications	Preclinical	Phase 1	Phase 2	Phase 3	Marketing Approval	Milestones
Systemic Lupus Erythematosus (SLE)					China Marketed	
Rheumatoid Arthritis (RA)					China Marketed	
Myasthenia Gravis (MG)					China Marketed	OLE 48-wk Data – AANEM (10.29.25)
				Phase 3		Topline Global Data 1H27
IgA Nephropathy (IgAN)				BLA Submitted ★		Dataset at Upcoming Medical Meeting
Primary Sjögren's Disease (pSD)				BLA Submitted ★		Dataset at Upcoming Medical Meeting
				Phase 3 Ready		FDA Cleared Global Phase 3
Neuromyelitis Optica Spectrum Disorder (NMSOD)				Phase 3		
Lupus Nephritis (LN)			Phase 2			
Membranous Nephritis (MN) and Other Indications			Phase 2			

Vor – Global Trial | RemeGen – China Trial | ★ Primary Endpoint Achieved

*cash and cash equivalents as of June 30,2025

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